Statement of Additional Information (SAI) Supplement

American Century Variable Portfolios II, Inc.
SAI dated May 1, 2021
American Century International Bond Funds
SAI dated March 1, 2021
American Century Target Maturities Trust
SAI dated February 1, 2021

Supplement dated June 5, 2021

The change below will be effective as of August 1, 2021.
Brian Howell, Vice President and Senior Portfolio Manager, has announced his plans to retire on December 31, 2021. As a result, he will no longer serve as a portfolio manager for Emerging Markets Debt, International Bond, VP Inflation Protection and Zero Coupon 2025 effective August 1, 2021.

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